Subsequent Events (Details) - USD ($)	6 Months Ended
	Jun. 30, 2023	Oct. 24, 2023	Oct. 19, 2023
Subsequent Events [Abstract]
Consideration total	$ 145,000,000
Asset Acquisition, Consideration Transferred	80,000,000
Consideration amount	$ 65,000,000
Earnout consideration description	(i) up to $45 million to shareholders of Set Jet pursuant to the earnout escrow agreement and (ii) up to $20 million to certain executive officers and directors of the combined company under the retention bonus agreement.
Aggregate principal amount		$ 100,000	$ 100,000